Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Wackenhut Corrections Corporation (the “Company”) for the period ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, John G. O’Rourke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 20, 2003	/s/ JOHN G. O’ROURKE John G. O’Rourke Chief Financial Officer

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